UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2006
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 19, 2006, 8x8, Inc. (8x8 or the Company) announced the appointment of Joseph Parkinson as a director of 8x8, effective on April 18, 2006. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Mr. Parkinson has been an employee of the Company since November 2000, and previously served as a director of the Company from November 2000 until January 2004. Mr. Parkinson served as Chairman of the Board from November 2000 until December 2003, and served as Vice Chairman from December 2003 until January 2004. He also served as the Company's Chief Executive Officer from January 2001 to February 2002, and was Chairman and Chief Executive Officer of Netergy Microelectronics, Inc., a subsidiary of the Company, from November 2000 to January 2001. From October 1999 through August 2000, he served on the board of directors of a private company, Photobit Corporation, and from June 2000 through August 2000 served as Photobit's President and Chief Executive Officer. From October 1998 through September 1999, Mr. Parkinson served as Chairman of the Board of Diamonex, Incorporated, also a private company. He also served as Chairman of the Board and Chief Executive Officer of the Company from June 1995 to January 1998. He previously served as Chairman of the Board and Chief Executive Officer of Micron Technology, Inc. He currently serves on the board of directors of Tulane University, First American Title Holding Company, Yew Technology, Inc. and Advance Nanotech, Inc., a public company. Mr. Parkinson received a B.A. from Columbia College, a J.D. from Tulane University, and a L.L.M. in Taxation from New York University.

Mr. Parkinson has not been appointed to any committees of the Board, and no determination has been made as to any committees of the Board to which he may be appointed. There are no arrangements or understandings between Mr. Parkinson and any other person pursuant to which he was selected as a director of the Company.

Mr. Parkinson is an employee of the Company, but the Company and Mr. Parkinson have not entered into an employment or director agreement. The Company and Mr. Parkinson had previously executed an indemnification agreement in 2000. Other than Mr. Parkinson's employment relationship with the Company, no information is required to be disclosed with respect to Mr. Parkinson pursuant to Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.
Exhibit No.	Description
99.1	Press release dated Aprl 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2006

8X8, INC.

By: /s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Press release dated April 19, 2006

*    Also provided in PDF format as a courtesy.